SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 11, 2001 (May 25, 2001)
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                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                       0-7501                 81-0214117
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(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
          of incorporation)                                  Identification No.)


           3399 Peachtree Road, NE, Suite 810, Atlanta, Georgia 30326
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                    (Address of principal executive offices)



                                  404-231-8500
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              (Registrant's telephone number, including area code)



            877 North 8th West, Riverton, Wyoming 82501
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         (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     Ruby Mining Company ("Registrant") executed and entered into a Plan and Agreement of Share Exchange dated March 2, 2001 (the "Share Exchange Agreement"), by and among Registrant, Admiralty Corporation, a Georgia corporation ("Admiralty"), and U.S. Energy Corp., a Wyoming corporation ("USE"). The parties subsequently executed and entered into (i) an Amendment to Plan and Agreement of Share Exchange amending the Share Exchange Agreement dated April 6, 2001 (the "First Amendment"), (ii) a Second Amendment to Plan and Agreement of Share Exchange amending the Share Exchange Agreement dated May 4, 2001 (the "Second Amendment"), and (iii) a Third Amendment to Plan and Agreement of Share Exchange amending the Share Exchange Agreement dated May 24, 2001 (the "Third Amendment"). The Share Exchange Agreement, the First Amendment, the Second Amendment and the Third Amendment are referred to herein collectively as the "Agreement." The closing of the transactions contemplated by the Agreement (the "Share Exchange") occurred on May 25, 2001 (the "Effective Time".

     Pursuant to the Agreement, each of the following (among other things) occurred at the Effective Time (as defined in the Agreement):

          (a) Subject to dissenters' rights as provided in the Georgia Business Corporation Code, all stockholders of Admiralty (the "Former Admiralty Stockholders") received the right to exchange their shares of common stock in Admiralty (the "Admiralty Common Stock") for newly-issued shares of common stock, $0.001 par value, of Registrant (the "Newly-Issued Registrant Common Stock"). None of the Former Admiralty Stockholders dissented from the exchange. As of the date of this Report, the Registrant has issued 18,074,748 shares of restricted common stock to the Former Admiralty Stockholders, so that the Registrant now has issued and outstanding 20,304,748 shares of common stock ("Registrant Common Stock").

          (b) Registrant automatically acquired and became the owner for all purposes of all the issued and outstanding shares of Admiralty Common Stock owned by the Former Admiralty Stockholders, and all previously issued and outstanding certificates representing shares of Admiralty Common Stock automatically ceased to represent shares of Admiralty Common Stock or any interest therein. Admiralty is a 100% owned subsidiary of the Registrant.

          (c) 1,764,027 shares of the Registrant's Common Stock formerly owned by USE were cancelled. USE now owns 1,900,000 shares (9.4%) of the Registrant Common Stock. Upon payment of the Admiralty Note (as defined below), an additional 600,000 shares of Registrant Common Stock currently owned by USE will be cancelled. Thereafter, USE will retain One Million Three Hundred Thousand (1,300,000) shares (6.4%) of Registrant Common Stock.


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     In addition  to the matters  described  above,  pursuant to the  Agreement,
Admiralty agreed to pay to USE for services in connection with the negotiation of the Agreement the sum of Three Hundred Twenty Five Thousand Dollars ($325,000) (the "Exchange Services Fee"). Prior to the Closing Date, Admiralty paid to USE $100,000 of the Exchange Services Fee in cash. On the Closing Date, Admiralty delivered to USE Admiralty's 60 day promissory note in the amount of $225,000 toward payment of the Exchange Services Fee (the "Admiralty Note"). In addition, on the Closing Date, Registrant issued to USE, to be effective as of the Effective Time, a two-year warrant to purchase an additional Five Hundred Thousand (500,000) shares of Registrant Common Stock for a purchase price of Three Dollars ($3.00) per share.

     As a result of the Share Exchange, the following parties resigned the indicated positions with Registrant:

             NAME                           POSITION RESIGNED
             John L. Larsen                 CEO, President and Treasurer
             Harold F. Herron               Secretary
             George F. Smith                Vice President and Director

         Harold F. Herron remains a Director of the Registrant.

     As a result of the Share Exchange, the following parties were appointed to the indicated positions with Registrant:

             NAME                           APPOINTED POSITION
             Herbert C. Leeming             Chairman, CEO and Director
             G. Howard Collingwood          Director
             James W. Larsen                Director
             Murray D. Bradley, Jr.         Director, Secretary-Treasurer
                                            and Senior Vice President
             Jay Swallen                    Director
             Ahmed A. Zaki                  CFO

     The foregoing description of the Agreement and the Share Exchange is qualified in its entirety by the full text of the Share Exchange Agreement, the First Amendment, the Second Amendment and the Third Amendment, copies of all of which are attached hereto as exhibits and incorporated herein by reference.



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     See Item 1 for a description of the Share Exchange pursuant to which Registrant acquired all of the issued and outstanding shares of stock in Admiralty. Admiralty was formed in 1988 to develop proprietary, non-ferrous metal-detection technology to be incorporated into a proprietary, remote-sensing detection device, know by the acronym ATLISTM, capable of locating and differentiating among precious metals on or buried beneath the ocean floor. Admiralty has successfully developed such technology and is in the process of producing several first-generation field units incorporating such technology and developing a second-generation prototype unit building on such technology. In the future, these units will be deployed by Admiralty on numerous search and recovery projects world wide. Admiralty will be operated as a wholly-owned subsidiary of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired.
         To be filed by amendment, by or before July 27, 2001.

     (b) Pro Forma Financial Information.
         To be filed by amendment, by or before July 27, 2001.

     (c) Exhibits.

         2.1 Plan and Agreement of Share Exchange dated as of March 2, 2001, by and among Admiralty Corporation, Ruby Mining Company, and U.S. Energy Corp.

         2.2   First Amendment to Plan and Agreement of Share Exchange.

         2.3   Second Amendment to Plan and Agreement of Share Exchange.

         2.4   Third Amendment to Plan and Agreement of Share Exchange.

ITEM 8.  CHANGE IN FISCAL YEAR.

     Effective as of May 25, 2001, the Registrant has changed its fiscal year to the calendar year, from the prior fiscal year which ended May 31. A transition report on Form 10-KSB will be filed to report the transition period.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             RUBY MINING COMPANY
                                             (Registrant)


Dated: June 8,  2001                         By      /s/ Herbert C. Leeming
                                                 -------------------------------
                                                 Herbert C. Leeming
                                                 Chairman and CEO


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